ALEXANDER & BALDWIN, INC.

              PERFORMANCE-BASED RESTRICTED STOCK ISSUANCE AGREEMENT
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         AGREEMENT  made as of  ________,  20__ (the "Award  Date"),  by and between  ALEXANDER & BALDWIN,  INC., a
Hawaii corporation (the "Corporation"), and ______________ (the "Participant").

         All capitalized terms in this Agreement, to the extent not otherwise expressly defined herein, shall have the meaning assigned to them in the Corporation's 1998 Stock Option/Stock Incentive Plan, as amended (the "Plan").

A. ISSUANCE OF SHARES
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1. Issuance. The Participant is hereby issued _____ shares (the "Issued Shares")
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of common stock of the Corporation (the "Common Stock") pursuant to the provisions of the Stock Issuance Program in effect under the Plan. The Issued Shares shall be unvested and subject to both the performance vesting and Service vesting requirements set forth in Paragraph C.1 hereof. To the extent such vesting requirements or the vesting acceleration provisions of Paragraph C.2 hereof are not satisfied, the Issued Shares shall be subject to cancellation in accordance with the provisions of Paragraph C.3 hereof.

2. Stockholder Rights. Except to the extent all or a portion of the Issued
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Shares are cancelled pursuant to the provisions of Paragraph C.3 hereof, the
Participant shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Issued Shares, subject, however, to the restrictions and conditions of this Agreement.

3. Escrow. The Corporation shall hold the Issued Shares in escrow until those
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shares have vested in accordance with the applicable vesting provisions of
Paragraph C.1 or Paragraph C.2 hereof. The Issued Shares which so vest shall be released from escrow, subject to the Corporation's collection of the applicable Withholding Taxes in accordance with Paragraph C.5 hereof. For purposes of this Agreement, the Withholding Taxes mean the minimum federal, state and local income taxes and the employee portion of the federal, state and local employment taxes (including FICA taxes) required to be withheld by the Corporation in connection with the Participant's vesting in the Issued Shares.

4. Compliance with Law. Under no circumstances shall shares of Common Stock be
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issued or delivered to the Participant pursuant to the provisions of this
Agreement unless there shall have been compliance with all applicable requirements of Federal and state securities laws, all applicable listing requirements of the Nasdaq Global Select Market or any other national securities exchange on which the Common Stock is at the time listed for trading and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

B. TRANSFER RESTRICTIONS
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1. Restriction on Transfer. The Participant shall not transfer, assign, encumber
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or otherwise dispose of any of the Issued Shares which are subject to the cancellation provisions of Paragraph C.3 hereof.

2. Restrictive Legend. The stock certificate(s) for unvested Issued Shares shall
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be endorsed with the following restrictive legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE PROVISIONS OF THE STOCK ISSUANCE PROGRAM OF THE ALEXANDER & BALDWIN, INC. 1998 STOCK OPTION/STOCK INCENTIVE PLAN, AS AMENDED ("PLAN") AND ARE UNVESTED AND SUBJECT TO CANCELLATION BY THE CORPORATION UPON THE TERMS AND CONDITIONS SPECIFIED IN A WRITTEN AGREEMENT DATED AS OF _____________, 20__ BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES. A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE CORPORATION'S PRINCIPAL CORPORATE OFFICES. WHILE THE SHARES REMAIN UNVESTED AND SUBJECT TO CANCELLATION, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR PLEDGED."

C. VESTING/CANCELLATION OF THE ISSUED SHARES
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1. Vesting. The Issued Shares shall initially be unvested and shall vest only in
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accordance with the vesting provisions of this Paragraph C.1 or the special vesting acceleration provisions of Paragraph C.2. The number of Issued Shares in which the Participant shall vest under this Paragraph C.1 shall be determined pursuant to a two-step process: (i) first there shall be calculated the maximum number of Issued Shares in which the Participant can vest based upon the level of attainment of the Corporation's pre-tax income target for the 20__ fiscal year specified on Schedule I and (ii) then the number of the Issued Shares calculated under clause (i) in which the Participant shall actually vest shall be determined on the basis of his or her completion of the applicable Service vesting provisions set forth below. Accordingly, the vesting of the Issued
Shares shall be calculated as follows:

          (i) Performance Vesting. The pre-tax income target established for the
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Corporation for the 20__ fiscal year is set forth in attached Schedule I and has three levels: Threshold, Target and Extraordinary. As soon as administratively practicable following the completion of the Corporation's 20__ fiscal year, the Plan Administrator shall, on the basis of the Corporation's financial statements for that fiscal year, determine the actual level of attainment of the pre-tax income target for such fiscal year and shall then measure that level of attainment against the Threshold, Target and Extraordinary levels set forth in attached Schedule I. The maximum number of Issued Shares in which the Participant can vest based upon the actual level of pre-tax income attained by the Corporation shall be determined as follows:


             -   attainment below the Threshold level:  0% of the  Issued Shares
             -   attainment at the Threshold level:     50% of the Issued Shares
             -   attainment at the Target level:       100% of the Issued Shares

To the extent the actual level of attainment is at a point between the Threshold and Target levels, the maximum number of Issued Shares in which the Participant can vest shall be pro-rated between the two points on a straight-line basis.

The maximum number of Issued Shares in which the Participant can vest on the basis of the foregoing shall be hereinafter designated the "Maximum Number of Shares."

If the actual level of attainment is at or above the Extraordinary level of pre-tax income specified in Schedule I, then the Participant shall, as soon as administratively practical following the Plan Administrator's determination and certification of such Extraordinary level of attainment, be issued an additional number of shares of Common Stock equal to the actual number of Issued Shares in which he or she vests hereunder on the basis of his or her completion of the applicable Service vesting requirement set forth below. To the extent the actual level of attainment is at a point between the Target and Extraordinary levels, the maximum number of additional shares to which the Participant may become entitled shall be pro-rated between the two points on a straight-line basis, and the percentage of those additional shares that will actually be issued to the Participant will be equal to the percentage of the Issued Shares in which the Participant vests of the basis of his or her completion of the Service vesting requirement. The issuance of any such additional shares of Common Stock shall be subject to the Corporation's collection of all applicable Withholding Taxes in accordance with same procedures in effect for the Issued Shares under Paragraph
C.5 hereof.

         (ii) Service Vesting. The application of the performance vesting provisions shall determine the maximum number of Issued Shares in which the Participant can vest hereunder. The actual number of Issued Shares in which the Participant shall vest shall be determined as follows:

          - If the Participant continues in Service for the one-year period measured from the Award Date (the "Service Vesting Period"), the Participant shall vest in one hundred percent (100%) of the Maximum Number of Shares.

          - If the Participant ceases Service prior to the completion of the Service Vesting Period by reason of Retirement, death or Permanent Disability, then the Participant shall vest in a portion of the Maximum Number Shares determined by multiplying the Maximum Number of Shares by a fraction, the numerator of which is the number of full or partial months of actual Service completed in the Service Vesting Period and the denominator of which is twelve (12).

          - If the Participant's Service ceases for any other reason prior to the completion of the Service Vesting Period, then the Participant shall not vest in any of the Issued Shares.

For purposes of the foregoing Service vesting provisions:

          - The term Service shall mean the Participant's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee or a non-employee member of the board of directors of any Subsidiary. Participant shall be deemed to cease such Service immediately upon the occurrence of either of the following events: (i) the Participant no longer performs services in any of the foregoing capacities for the Corporation (or any Parent or Subsidiary) or (ii) the entity for which the Participant performs such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that except to the extent otherwise required by law or expressly authorized by the Plan Administrator or the Corporation's written leave of absence policy, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

          - The Participant will be deemed to cease Service by reason of Retirement if he or she terminates Service on or after attainment of age sixty-five (65) or by reason of approved early retirement (age 55 plus 5 years Service).

        (iii) Vesting. The Participant shall acquire a fully-vested interest in, and the transfer restrictions of Paragraph B hereof and the cancellation provisions of Paragraph C.2 hereof shall terminate with respect to, all Issued Shares in which the Participant vests on the basis of the performance vesting and Service vesting requirements set forth in this Paragraph C.1. The vested Issued Shares shall be released from escrow as soon as administratively practicable, subject to the Corporation's collection of the applicable Withholding Taxes

Schedule II attached to this Agreement sets forth examples illustrating the calculation of the number of Issued Shares in which the Participant may vest based upon hypothetical levels of pre-tax income and service vesting requirements.

2. Change in Control. In the event of a Change in Control during the
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Participant's period of Service, then the cancellation provisions of Paragraph
C.3 hereof shall lapse in their entirety, and the Issued Shares shall vest in full and shall be released from escrow as soon as administratively practicable, subject to the Corporation's collection of the applicable Withholding Taxes in accordance with Paragraph C.5 hereof.

3. Cancellation of Issued Shares. To the extent the Participant does not vest in
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the Issued Shares in accordance with either the performance vesting or the
Service vesting requirements set forth in Paragraph C.1 hereof or the vesting acceleration provisions of Paragraph C.2 hereof, those unvested Issued Shares, together with the stock certificates evidencing those shares, shall be immediately cancelled, without any cash or other payment due the Participant with respect to the cancelled Issued Shares, and the Participant shall no longer be entitled to any rights as a stockholder with respect to those shares or to any other entitlement or interest with respect to such shares.

4. Recapitalization. Any new, substituted or additional securities or other
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property (including cash paid other than as a regular cash dividend) which the
Participant might have the right to receive with respect to the unvested Issued Shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchanges of shares, spin-off transaction, extraordinary dividend or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, shall be issued subject to the vesting requirements, cancellation provisions and the escrow requirements hereunder.

5. Collection of Withholding Taxes.
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          (i) The Participant is hereby provided with the right (the "Share
Withholding Right"), exercisable in accordance with the terms and conditions set forth in Paragraph C.5(ii) below, to satisfy the Withholding Taxes which become due upon the vesting of the Issued Shares under this Agreement by directing the Corporation to withhold, from the vested Issued Shares to be released from escrow and delivered to the Participant at that time, a portion of those Issued Shares with a Fair Market Value (measured as of the vesting date) equal to the percentage of the applicable Withholding Taxes (not to exceed one hundred percent (100%)) designated by the Participant; provided, however, that the amount of Issued Shares which the Corporation shall be required to so withhold shall not exceed the amount necessary to satisfy the Corporation's required tax withholding obligations using the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

         (ii) The Participant may only exercise the Share Withholding Right by providing written notice to the Corporation's Vice President-Human Resources:

               - at least three (3) months prior to the scheduled vesting date for the Issued Shares, and

               - during an open window period in which trading in the Corporation's securities is not precluded by the Corporation's insider trading policies.

The notice, once given, shall be irrevocable and cannot be modified or revised in any manner.

        (iii) Should the Participant not exercise the Share Withholding Right in accordance with the applicable timing requirements of Paragraph C.5(ii), then none of the Issued Shares shall be applied to the satisfaction of the Withholding Taxes due upon the vesting of the Issued Shares, and the Participant must deliver to the Corporation a check in the amount of those Withholding Taxes at or before the time the Issued Shares vest.

         (iv) Should the Participant exercise the Share Withholding Right in accordance with the requirements of Paragraph C.5(ii), then the number of vested Issued Shares which shall be delivered to him or her shall be reduced by the number of Issued Shares withheld by the Corporation to satisfy the percentage of the applicable Withholding Taxes specified by the Participant in his or her notice of exercise of such right. No fractional Issued Shares shall be withheld pursuant to such Share Withholding Right. To the extent the number of Issued Shares withheld is not sufficient to cover all the applicable Withholding Taxes, the Participant shall pay the remaining amount to the Corporation in check payable to the Corporation's order.

D. GENERAL PROVISIONS
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1. At Will Employment. Nothing in this Agreement or in the Plan shall confer
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upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant's Service at any time for any reason, with or without cause.

2. Notices. Any notice required to be given under this Agreement shall be in
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writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

3. No Waiver. No waiver of any breach or condition of this Agreement shall be
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deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

4. Cancellation of Shares. Should the cancellation provisions contained in
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Paragraph C.3 hereof become applicable in connection with the Participant's failure to vest in all or part of the Issued Shares, then from and after that time, the Participant or any other record holder of those shares shall no longer have any stockholder or other rights with respect to those shares. Such shares shall be deemed cancelled in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered to the Corporation.

5. Participant Undertaking. The Participant hereby agrees to take whatever
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additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Participant or the Issued Shares pursuant to the provisions of this Agreement.

6. Agreement and Plan Constitute Entire Contract. This Agreement and the Plan
   ---------------------------------------------
constitute the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

7. Governing Law. This Agreement shall be governed by, and construed in
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accordance with, the laws of the State of Hawaii without resort to that State's choice of law rules.

8. Counterparts. This Agreement may be executed in counterparts, each of which
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shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

9. Successors and Assigns. The provisions of this Agreement shall inure to the
   ----------------------
benefit of, and be binding upon, the Corporation and its successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                 ALEXANDER & BALDWIN, INC.



                                 By
                                    -----------------------------------------
                                    Its Vice President


                                 --------------------------------------------
                                               Participant

                                 Address:

                                 --------------------------------------------

                                 --------------------------------------------




                                   SCHEDULE I

                              PRE-TAX INCOME TARGET


         The Corporation's pre-tax income targets for the 200__ fiscal year at the Threshold, Target and above-Target levels are as follows:

         Threshold Level:           $________

         Target Level:              $________

         Extraordinary Level:       $________


         Pre-tax income shall be calculated on a consolidated basis with the Corporation's consolidated subsidiaries for financial reporting purposes and shall be determined on the basis of the Corporation's financial statements for the 200__ fiscal year, subject to any adjustments as determined by the Plan Administrator that are needed to accurately reflect the performance of the Corporation (e.g., because of changes in accounting rules, extraordinary gains from the sale of Company assets, or other similar or dissimilar circumstances occurring during the 20__ fiscal year that may or may not have been beyond the control of the Corporation).



                                   SCHEDULE II

                      ILLUSTRATION OF VESTING CALCULATIONS

The following examples are for illustration purposes only:

1. A Participant receives 1,000 Issued Shares and the Participant continues in Service for the one-year period following the Award Date. If the Corporation's actual level of attainment for that year is at the Target level, the Participant shall vest in all 1,000 of his or her Issued Shares. If the Corporation's actual level of attainment for that year is at the Extraordinary level, the Participant shall vest in all 1,000 of his or her Issued Shares, and he or she will be issued an additional 1,000 shares.

2. A Participant receives 1,000 Issued Shares and the Participant ceases Service halfway through the one-year period following the Award Date due to a Permanent Disability. If the Corporation's actual level of attainment for that year is at the Target level, the Participant shall vest in 500 of his or her Issued Shares. On the other hand, if the Corporation's actual level of attainment for that year is at the Extraordinary level, the Participant shall vest in 500 of his or her Issued Shares, and he or she will also be issued an additional 500 shares.

3. A Participant receives 1,000 Issued Shares and the Participant continues in Service for the one-year period following the Award Date. If the Corporation's actual level of attainment for that year is halfway between the Threshold and Target level, the Participant shall vest in 750 Issued Shares. On the other hand, if the Corporation's actual level of attainment for that year is halfway between the Target and Extraordinary level, the Participant shall vest in all 1,000 of his or her Issued Shares, and he or she will also be issued an additional 500 shares.

4. A Participant receives 1,000 Issued Shares and the Participant ceases Service halfway through the one-year period following the Award Date due to Permanent Disability. If the Corporation's actual level of attainment for that year is halfway between the Threshold and Target level, the Participant shall vest in 375 Issued Shares. On the other hand, if the Corporation's actual level of attainment for that year is halfway between the Target and Extraordinary level, the Participant shall vest in 500 of his or her Issued Shares, and he will also be issued an additional 250 shares.